SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
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                          FORM 8-K
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                       CURRENT REPORT
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             PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934
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    Date of Report (Date of earliest event reported):
                      October 5, 2000
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               PANGEA PETROLEUM CORPORATION
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    (Exact Name of Registrant as Specified in Its Charter)
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                         Colorado
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         (State or Other Jurisdiction of Incorporation)
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
             0-29585                                     76-0635938
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     (Commission File Number)                (IRS Employer Identification No.)
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6776 SW Freeway, Suite 620, Houston, Texas                 77074
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(Address of Principal Executive Offices)                (Zip Code)
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                      (713) 952-1473
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   (Registrant's Telephone Number, Including Area Code)
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    6666 Harwin Drive, Suite 545, Houston, Texas 77036
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   (Former Name or Former Address, if Changed Since Last
                         Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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Pursuant to a Stock Purchase Agreement and Share Exchange
(the "Agreement") effective October 5, 2000, Pangea
Petroleum Corporation, a Colorado Corporation (Pangea"the
"Company"), received all of the outstanding shares of Mass
Energy, Inc. a Texas Corporation ("Mass"), whereby Mass
became a wholly owned subsidiary of Pangea in consideration
for the issuance of 2,000,000 ($0.001 par value per share)
shares of restricted common stock of Pangea to Randall W.
Massey, the sole Mass shareholder.  Within twenty (20)
working days after the closing of this transaction, Pangea
is required to file an S-4 Registration Statement with the
Securities and Exchange Commission to register the Pangea
shares transferred in this Agreement.  Upon effectiveness of the S-4 registration statement, the shares issued to Randall
W. Massey shall be unrestricted.  Until such time as the
registration statement is deemed effective, such shares
shall be "restricted" for one year from the date of issuance in accordance with Rule 144 of the Securities Act of 1933.
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After the closing of the Agreement, the directors of Mass
will be Randall W. Massey and C. Scott Massey.  Randall W.
Massey shall be the President, Chief Executive Officer and
Secretary of Mass and C. Scott Massey shall be the Chief
Financial Officer of Mass.  In addition, Randall W. Massey
signed a two year employment agreement with Mass  to serve
as its President as well as Executive Vice President and
Director of Pangea.   The following sets forth the
background for both Randall W. Massey and C. Scott Massey:
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RANDALL W. MASSEY, 46, was appointed as Executive Vice
President and a Director of Pangea in October 2000 and
President, Chief Executive Officer and Secretary of Mass on
January 9, 1989.  Mr. Massey began his career in the oil
industry in 1980 as an independent landman.  In 1984, he
joined a small exploration and production company, Natural
Energy, Inc., as Vice President where he concentrated on
deal making and the associated financing.  He established M
& R Exploration in 1989, where he served as President.  This company grew thru exploration and field acquisitions to more than $30 million in assets.  In 1997, Mr. Massey sold this
company, with the remaining company being Mass Energy.
Since such time, Mr. Massey has operated such company.  Mr.
Massey graduated from the University of Houston in 1979 with a Bachelor of Science Degree in Pharmaceutical Sciences.
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C. SCOTT MASSEY, 48, was appointed as Chief Financial
Officer of Mass Energy on January 9, 1989.  Mr. Massey has a
BBA in Accounting, from the University of Texas and a law
degree from the University of Houston.  Mr. Massey started
his career working for KPMG Peat Marwick in 1977 and took
early retirement in 1998, after 13 years as a Partner.
During the years that he worked for KPMG, ten of those were
in the Houston Office (Oil and Gas Group). Mr. Massey was
the lead Partner for Murphy Oil and Crystal Oil Co. while at
KPMG and was also on the Board of Directors at Applied
Snubbing Technology (Cudd Pressure Control).  Mr. Massey has
been in private practice since 1998, in Shreveport,
Louisiana.
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The Acquisition was approved by the unanimous consent of the
Board of Directors of the Company and Mass on October 5,
2000.  The Board of Directors of Pangea believes that this
transaction will advance the interests of the Company by
adding valuable oil and natural gas leases and associated
drilling opportunities to its asset base.  Also, the
addition of Mr. Massey and the Mass Energy staff will allow
the Company to undertake a much broader and more extensive
energy development program.
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ITEM 7. FINANCIAL STATEMENTS
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No Financial Statements are filed herewith.  The Registrant shall file the required financial statements by amendment
hereto not later than 60 days after the date that this
Current Report on Form 8-K is filed.
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Index to Exhibits
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2.1     Stock Purchase Agreement and Share Exchange and
        Exhibits
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2.2     Employment Agreement of Randall W. Massey
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                        SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly
authorized.
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                       Pangea Petroleum Corp.,
                       a Colorado Corporation
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                       By:/s/ Karen L. Cloud
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                              Karen L. Cloud
                              Secretary
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DATED: October 19, 2000
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